Net income attributable to non-controlling interests (Tables)	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Summary of Trends in Net Income Attributable to Non-Controlling Interests	The table below shows Net income attributable to non-controlling interests for the reporting periods presented:

(€ million)	2024	2023	2022
Share of net income attributable to non-controlling interests	58	36	113
Total	58	36	113